FNFV Reports Fourth Quarter 2016 Results With $916 Million Book Value of Portfolio Company Investments, or $13.78 Per Share; Repurchased Additional 220,000 Shares of Common Stock in Fourth Quarter
Jacksonville, Fla. -- (February 1, 2017) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and twelve-month periods ended December 31, 2016.

•	Total revenue of $339 million in the fourth quarter versus $351 million in the fourth quarter of 2015

•	Fourth quarter diluted EPS of ($0.12) versus diluted EPS of ($0.07) in the fourth quarter of 2015

•	Pretax loss of $8 million and adjusted EBITDA of $16 million for the fourth quarter versus pretax loss of $2 million and adjusted EBITDA of $25 million for the fourth quarter of 2015

•
Fourth quarter FNFV net cash flow provided by operations of $44 million and free cash flow provided of $26 million versus net cash flow provided by operations of $21 million and free cash flow provided of $6 million in the fourth quarter of 2015

•	$129 million in holding company cash on December 31, 2016

•	Repurchased 220,000 shares of common stock for approximately $2.7 million in the fourth quarter

•
Since the formation of FNFV in July 2014, more than 26 million shares of FNFV common stock have been repurchased for a total of more than $354 million; approximately 29% of the shares of FNFV common stock distributed in July 2014 have been repurchased

Restaurant Group

•
$298 million in total revenue, pretax loss of $1 million, adjusted EBITDA of $13 million, and an adjusted EBITDA margin of 4.3% for the fourth quarter, versus, approximately $320 million in total revenue, pretax earnings of $3 million, adjusted EBITDA of $25 million, and an adjusted EBITDA margin of 7.6% in the fourth quarter of 2015

•
Same store sales decreased approximately 5% in the fourth quarter, as Ninety Nine same stores sales growth of 0.1% was offset by a 8.3% decline at O'Charley's, a 4.7% decline at Village Inn and a 4.3% decline at Bakers Square

Ceridian HCM

•	Fourth quarter total revenue of approximately $189 million, a 2.2% increase over the fourth quarter of 2015, pretax loss of $11 million, EBITDA of $25 million and an EBITDA margin of 13%

One Digital

•
Fourth quarter total revenue of nearly $39 million, a 25% increase over the fourth quarter of 2015; pretax earnings of $0.1 million; adjusted EBITDA of nearly $8 million, a 26% increase over the fourth quarter of 2015; fourth quarter adjusted EBITDA margin of more than 20%

Monetization and Investment Initiatives

•	In November, received approximately $37 million from Ceridian due to the release of cash proceeds from the sale of FleetCor shares held in escrow

•	Repurchased 220,000 shares of FNFV common stock for approximately $2.7 million during the fourth quarter

“2016 was an eventful year on both the monetization and investment front for FNFV, ” said Chairman William P. Foley, II. “On the monetization side, we completed the sale of our minority interest in Stillwater Insurance in June for gross cash proceeds of $36 million and in November we received approximately $37 million of cash from the sale of FleetCor shares held in escrow. On the investment side, we made a $22 million investment in the debt of Colt Defense in January and added to our ownership position in Del Frisco's common stock, bringing our total investment to $44 million. In March, we made a $47 million additional capital investment in Ceridian to fund the continued growth of the DayForce product line. We will continue to focus on the growth, financial performance and monetization of our current investments while seeking attractive future investments that will create value for our shareholders.

"We also continued to repurchase our own shares during 2016. In the fourth quarter, we repurchased 220,000 shares for a total cost of approximately $2.7 million, thereby reducing FNFV's share count to approximately 66.4 million shares. In total for 2016, we repurchased nearly 5.7 million shares for approximately $62 million.

"Finally, in December, we announced a tax-free plan in which we intend to redeem all FNFV tracking stock shares and exchange those for shares of common stock of FNFV. We are working through that process and still expect to complete that exchange in the third quarter of 2017."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2016 results of FNFV on Thursday, February 2, 2017, beginning at 12:30 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:30 p.m. Eastern time on February 2, 2017, through February 9, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 414839.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plan to redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2016
Operating revenue	$344	$300	$44
Realized gains and losses, net	(5)	(2)	(3)
Total revenue	339	298	41

Personnel costs	44	13	31
Other operating expenses	27	17	10
Cost of restaurant revenue	257	257	—
Depreciation and amortization	17	11	6
Interest expense	2	1	1
Total expenses	347	299	48

Pre-tax loss from continuing operations	$(8)	$(1)	$(7)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	5	2	3
Purchase price amortization	4	—	4
Total non-GAAP adjustments before taxes	$9	$2	$7

Adjusted pre-tax earnings from continuing operations	$1	$1	$—
Adjusted pre-tax margin from continuing operations	0.3%	0.3%	—

Purchase price amortization	(4)	—	(4)
Depreciation and amortization	17	11	6
Interest expense	2	1	1

Adjusted EBITDA	$16	$13	$3
Adjusted EBITDA margin	4.7%	4.3%	6.8%

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2016
Pre-tax loss from continuing operations	$(8)	$(1)	$(7)

Income tax (benefit) expense	(6)	1	(7)
Loss from equity investments	(7)	—	(7)
Non-controlling interests	(1)	(1)	—

Net loss attributable to FNFV common shareholders	$(8)	$(1)	$(7)

EPS attributable to FNFV common shareholders - basic	$(0.12)	$(0.02)	$(0.10)
EPS attributable to FNFV common shareholders - diluted	$(0.12)	$(0.02)	$(0.10)

FNFV weighted average shares - basic	66
FNFV weighted average shares - diluted	68

Net loss attributable to FNFV common shareholders	$(8)	$(1)	$(7)

Total non-GAAP, pre-tax adjustments	$9	$2	$7
Income taxes on non-GAAP adjustments	(4)	—	(4)
Ceridian divestiture (gain) loss	2	—	2
Noncontrolling interest on non-GAAP adjustments	(1)	(1)	—
Total non-GAAP adjustments	$6	$1	$5

Adjusted net earnings (loss) attributable to FNFV common shareholders	$(2)	$—	$(2)

Adjusted EPS attributable to FNFV common shareholders - diluted	$(0.03)	$—	$(0.03)

Cash flows provided by operations:	$44

Capital expenditures	18
Free cash flow	$26

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2015
Operating revenue	$359	$328	$31
Realized gains and losses, net	(8)	(8)	—
Total revenue	351	320	31

Personnel costs	42	15	27
Other operating expenses	20	16	4
Cost of restaurant revenue	274	274	—
Depreciation and amortization	14	11	3
Interest expense	3	1	2
Total expenses	353	317	36

Pre-tax (loss) earnings from continuing operations	$(2)	$3	$(5)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	8	8	—
Purchase price amortization*	4	—	4
IPO Costs	2	2	—
Total non-GAAP adjustments before taxes*	$14	$10	$4

Adjusted pre-tax earnings (loss) from continuing operations*	$12	$13	$(1)
Adjusted pre-tax margin from continuing operations*	3.3%	4.0%	—

Purchase price amortization*	(4)	—	(4)
Depreciation and amortization	14	11	3
Interest expense	3	1	2

Adjusted EBITDA	$25	$25	$—
Adjusted EBITDA margin	7.0%	7.6%	—

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2015
Pre-tax (loss) earnings from continuing operations	$(2)	$3	$(5)

Income tax (benefit) expense	(2)	(2)	—
Loss from equity investments	(2)	—	(2)
Non-controlling interests	3	2	1

Net (loss) earnings attributable to FNFV common shareholders	$(5)	$3	$(8)

EPS attributable to FNFV common shareholders - basic	$(0.07)	$0.04	$(0.11)
EPS attributable to FNFV common shareholders - diluted	$(0.07)	$0.04	$(0.11)

FNFV weighted average shares - basic	73
FNFV weighted average shares - diluted	75

Net (loss) earnings attributable to FNFV common shareholders	$(5)	$3	$(8)

Total non-GAAP, pre-tax adjustments*	$14	$10	$4
Income taxes on non-GAAP adjustments*	(3)	(2)	(1)
Noncontrolling interest on non-GAAP adjustments*	(4)	(4)	—
Total non-GAAP adjustments*	$7	$4	$3

Adjusted net earnings (loss) attributable to FNFV common shareholders*	$2	$7	$(5)

Adjusted EPS attributable to FNFV common shareholders - diluted*	$0.03	$0.09	$(0.06)

Cash flows provided by operations:	$21
Non-GAAP adjustments:
IPO cost	2
Total Non-GAAP adjustments	2

Adjusted cash flows from operations	23
Capital expenditures	17
Free cash flow	$6

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2016
Operating revenue	$1,326	$1,158	$168
Interest and investment income	3	—	3
Realized gains and losses, net	6	(6)	12
Total revenue	1,335	1,152	183

Personnel costs	164	53	111
Other operating expenses	107	67	40
Cost of restaurant revenue	984	984	—
Depreciation and amortization	62	42	20
Interest expense	10	5	5
Total expenses	1,327	1,151	176

Pre-tax earnings from continuing operations	$8	$1	$7

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(6)	6	(12)
Purchase price amortization*	17	1	16
Max & Erma's exit/disposal cost	7	7	—
Other expenses	1	1	—
Total non-GAAP adjustments before taxes*	$19	$15	$4

Adjusted pre-tax earnings from continuing operations*	$27	$16	$11
Adjusted pre-tax margin from continuing operations*	2.0%	1.4%	6.4%

Purchase price amortization*	(17)	(1)	(16)
Depreciation and amortization	62	42	20
Interest expense	10	5	5

Adjusted EBITDA	$82	$62	$20
Adjusted EBITDA margin	6.2%	5.4%	11.7%

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported quarterly Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2016
Pre-tax earnings from continuing operations	$8	$1	$7

Income tax (benefit) expense	(11)	1	(12)
Loss from equity investments	(23)	—	(23)

Net (loss) earnings attributable to FNFV common shareholders	$(4)	$—	$(4)

EPS attributable to FNFV common shareholders - basic	$(0.06)	$—	$(0.06)
EPS attributable to FNFV common shareholders - diluted	$(0.06)	$—	$(0.06)

FNFV weighted average shares - basic	67
FNFV weighted average shares - diluted	70

Net (loss) earnings attributable to FNFV common shareholders	$(4)	$—	$(4)

Total non-GAAP, pre-tax adjustments*	$19	$15	$4
Income taxes on non-GAAP adjustments*	(4)	(3)	(1)
Ceridian divestiture (gain) loss	(2)	—	(2)
Noncontrolling interest on non-GAAP adjustments*	(7)	(7)	—
Total non-GAAP adjustments*	$6	$5	$1

Adjusted net earnings (loss) attributable to FNFV common shareholders*	$2	$5	$(3)

Adjusted EPS attributable to FNFV common shareholders - diluted*	$0.03	$0.07	$(0.04)

Cash flows provided by operations:	$81

Capital expenditures	62
Free cash flow	$19

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported quarterly Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2015
Operating revenue	$1,615	$1,412	$203
Interest and investment income	2	—	2
Realized gains and losses, net	(19)	(19)	—
Total revenue	1,598	1,393	205

Personnel costs	157	65	92
Other operating expenses	167	71	96
Cost of restaurant revenue	1,195	1,195	—
Depreciation and amortization	65	49	16
Interest expense	9	6	3
Total expenses	1,593	1,386	207

Pre-tax earnings (loss) from continuing operations	$5	$7	$(2)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	19	19	—
Purchase price amortization*	15	1	14
IPO costs	9	9	—
Total non-GAAP adjustments before taxes*	$43	$29	$14

Adjusted pre-tax earnings from continuing operations*	$48	$36	$12
Adjusted pre-tax margin from continuing operations*	3.0%	2.5%	5.9%

Purchase price amortization*	(15)	(1)	(14)
Depreciation and amortization	65	49	16
Interest expense	9	6	3

Adjusted EBITDA	$107	$90	$17
Adjusted EBITDA margin	6.6%	6.4%	8.3%

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$5	$7	$(2)

Income tax benefit	(20)	(2)	(18)
Loss from equity investments	(22)	—	(22)
Non-controlling interests	16	3	13

Net (loss) earnings attributable to FNFV common shareholders	$(13)	$6	$(19)

EPS attributable to FNFV common shareholders - basic	$(0.16)	$0.08	$(0.24)
EPS attributable to FNFV common shareholders - diluted	$(0.16)	$0.08	$(0.24)

FNFV weighted average shares - basic	79
FNFV weighted average shares - diluted	82

Net (loss) earnings attributable to FNFV common shareholders	$(13)	$6	$(19)

Total non-GAAP, pre-tax adjustments*	$43	$29	$14
Income taxes on non-GAAP adjustments*	(18)	(7)	(11)
Ceridian divestiture loss	15	—	15
Noncontrolling interest on non-GAAP adjustments*	(11)	(11)	—
Total non-GAAP adjustments*	$29	$11	$18

Adjusted net earnings (loss) attributable to FNFV common shareholders*	$16	$17	$(1)

Adjusted EPS attributable to FNFV common shareholders - diluted*	$0.20	$0.21	$(0.01)

Cash flows provided by operations:	$29
Non-GAAP adjustments:
IPO costs	9
Total Non-GAAP adjustments	9

Adjusted cash flows from operations	38
Capital expenditures	62
Free cash flow	$(24)

*	Total FNFV and Restaurant Group amounts reflect a correction to previously reported Restaurant Group figures related to purchase price amortization

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV December 31, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$642	$735
Goodwill	206	188
Total assets	1,400	1,429
Notes payable	233	200
Non-controlling interest	116	114
Total equity and redeemable non-controlling interests	1,032	1,083
Total equity attributable to common shareholders	916	969

	FNF Group December 31, 2016	FNFV December 31, 2016	Consolidated December 31, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,965	$642	$5,607	$5,633
Goodwill	4,859	206	5,065	4,756
Title plant	395	—	395	395
Total assets	13,063	1,400	14,463	13,931
Notes payable	2,513	233	2,746	2,793
Reserve for title claim losses	1,487	—	1,487	1,583
Secured trust deposits	860	—	860	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	786	116	902	834
Total equity and redeemable non-controlling interests	6,210	1,032	7,242	6,932
Total equity attributable to common shareholders	5,080	916	5,996	5,754

Adjusted Book Value Summary	FNFV December 31, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$386	$363
American Blue Ribbon Holdings	173	169
One Digital	75	73
Del Frisco's Restaurant Group	49	34
Holding Company Cash	129	245
Other	104	85
FNFV Book Value	$916	$969
Outstanding FNFV shares	66.4	72.2
FNFV Book Value per Share	$13.78	$13.43

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2016			December 31, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$579	$579	$—	$2,097	$2,097	$—
Agency title premiums	692	692	—	2,626	2,626	—
Total title premiums	1,271	1,271	—	4,723	4,723	—
Escrow, title-related and other fees	910	866	44	3,546	3,378	168
Total title and escrow and other	2,181	2,137	44	8,269	8,101	168

Restaurant revenue	300	—	300	1,158	—	1,158
Interest and investment income	33	33	—	129	126	3
Realized gains and losses, net	(7)	(2)	(5)	(2)	(8)	6
Total revenue	2,507	2,168	339	9,554	8,219	1,335

Personnel costs	741	697	44	2,832	2,668	164
Other operating expenses	505	478	27	1,944	1,837	107
Cost of restaurant revenue	257	—	257	984	—	984
Agent commissions	525	525	—	1,998	1,998	—
Depreciation and amortization	116	99	17	431	369	62
Title claim loss expense	(33)	(33)	—	157	157	—
Interest expense	34	32	2	136	126	10
Total expenses	2,145	1,798	347	8,482	7,155	1,327

Earnings (loss) from continuing operations before taxes	362	370	(8)	1,072	1,064	8
Income tax expense (benefit)	127	133	(6)	372	383	(11)
Earnings from continuing operations before equity investments	235	237	(2)	700	681	19
Earnings (loss) from equity investments	(2)	5	(7)	(8)	15	(23)
Net earnings (loss)	233	242	(9)	692	696	(4)
Non-controlling interests	10	11	(1)	42	42	—
Net earnings (loss) attributable to common shareholders	$223	$231	$(8)	$650	$654	$(4)

Cash flows provided by operations	416	372	44	1,162	1,081	81

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$521	$521	$—	$2,009	$2,009	$—
Agency title premiums	592	592	—	2,277	2,277	—
Total title premiums	1,113	1,113	—	4,286	4,286	—
Escrow, title-related and other fees	807	776	31	3,324	3,121	203
Total title and escrow and other	1,920	1,889	31	7,610	7,407	203

Restaurant revenue	328	—	328	1,412	—	1,412
Interest and investment income	30	30	—	123	121	2
Realized gains and losses, net	6	14	(8)	(13)	6	(19)
Total revenue	2,284	1,933	351	9,132	7,534	1,598

Personnel costs	678	636	42	2,671	2,514	157
Other operating expenses	457	437	20	1,881	1,714	167
Cost of restaurant revenue	274	—	274	1,195	—	1,195
Agent commissions	452	452	—	1,731	1,731	—
Depreciation and amortization	104	90	14	410	345	65
Title claim loss expense	61	61	—	246	246	—
Interest expense	34	31	3	131	122	9
Total expenses	2,060	1,707	353	8,265	6,672	1,593

Earnings (loss) from continuing operations before taxes	224	226	(2)	867	862	5
Income tax expense (benefit)	71	73	(2)	290	310	(20)
Earnings from continuing operations before equity investments	153	153	—	577	552	25
Earnings (loss) from equity investments	—	2	(2)	(16)	6	(22)
Net earnings (loss)	153	155	(2)	561	558	3
Non-controlling interests	14	11	3	34	18	16
Net earnings (loss) attributable to common shareholders	$139	$144	$(5)	$527	$540	$(13)

Cash flows provided by operations	278	257	21	951	922	29

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